SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23 , 2005

Giga-tronics Incorporated

(Exact name of registrant as specified in its charter)

California	94-2656341

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4650 Norris Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 328-4650

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 23, 2005, Giga-tronics Incorporated issued a press release announcing a multi-year agreement with The Boeing Company to produce fast-tune synthesized filter systems. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the exhibit index to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2005	GIGA-TRONICS INCORPORATED
By /s/ Mark H. Cosmez II
VP Finance, Chief Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 23, 2005

4